UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2013

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 19, 2013, Ventas Realty, Limited Partnership and Ventas Capital Corporation (collectively, the “Issuers”), each a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $500,000,000 aggregate principal amount of their 2.700% Senior Notes due 2020 (the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-180521) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on April 2, 2012.  The Notes were sold pursuant to an Underwriting Agreement dated March 14, 2013 among the Issuers, the Company, and the underwriters named therein.

The Notes were issued under the Indenture dated as of September 19, 2006 (the “Base Indenture”), as amended by the Tenth Supplemental Indenture dated as of March 19, 2013 (the “Tenth Supplemental Indenture”), among the Issuers, the Company and U.S. Bank National Association, as trustee.

Copies of the Base Indenture and the Tenth Supplemental Indenture are incorporated by reference herein as Exhibits 4.1 and 4.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

                        Not applicable.

(d)         Exhibits:

Exhibit Number	Description
4.1

Indenture dated as of September 19, 2006 by and among Ventas, Inc., Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuer(s), the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-3, File No. 333-133115).

Exhibit Number	Description
4.2

Tenth Supplemental Indenture dated as of March 19, 2013 by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: March 19, 2013	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture dated as of September 19, 2006 by and among Ventas, Inc., Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuer(s), the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-3, File No. 333-133115).

4.2

Tenth Supplemental Indenture dated as of March 19, 2013 by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.